Exhibit 32

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, Steve Khan, Chief Executive Officer and Robert Hemmerling, Chief Financial Officer, of Investment Associates Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the quarterly report on Form 10-QSB of Investment Associates Inc. for the period ended March 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Investment Associates Inc.




Dated May 12, 2006                                   /s/Steve Khan
                                                     -------------------------
                                                     Steve Khan,
                                                     Chief Executive Officer


Dated May 12, 2006                                   /s/Robert Hemmerling
                                                     -------------------------
                                                     Robert Hemmerling,
                                                     Chief Financial Officer